                       Prospectus and Application

                       Mutual of America
                       Institutional
                       Funds, Inc.

                       All America Fund
[GRAPHIC]
                       Bond Fund

                       Money Market Fund



                       May 1, 1997
                       (supplemented August 13, 1997)

PROSPECTUS

-------------------------------------------------------------------------------
                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                   320 PARK AVENUE, NEW YORK, NEW YORK 10022
-------------------------------------------------------------------------------

Mutual of America Institutional Funds, Inc. (the "Investment Company") is an open-end management investment company (a mutual fund) currently issuing three series of common stock. Shares of the Funds of the Investment Company are offered on a no-load basis. All purchases and redemptions of Fund shares are required to be made by wire transfer of federal funds.

The Investment Company is designed primarily as an investment vehicle for endowments, foundations, corporations, municipalities and other public entities and other institutional investors. The minimum initial investment currently required is $25,000, except that the Investment Company may waive this requirement for certain institutional investors, and the minimum amount for additional purchases currently is $5,000.

The ALL AMERICA FUND'S investment objective is to outperform the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500 Index") by providing a diversified portfolio of assets with diversified management and a broad exposure to the market. The objective for approximately 60% of its assets is to provide investment results that to the extent practical correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index, and the investment objective for the remaining approximately 40% of its assets is to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of securities that may include common stocks, securities convertible into common stocks, bonds and money market instruments. The All America Fund may invest in foreign securities and American Depositary Receipts to the extent set forth in this Prospectus.

The BOND FUND'S primary investment objective is to provide a high level of current income, with preservation of shareholders' capital a secondary objective, by investing primarily in publicly traded, investment grade debt securities.

The MONEY MARKET FUND'S investment objective is the realization of high current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital by investing in money market instruments and other short-term debt securities. The Fund declares and pays dividends of net investment income semi-annually, and as a result the Fund does not maintain a stable net asset value per share. INVESTMENTS IN THE MONEY MARKET FUND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

Mutual of America Capital Management Corporation (the "Adviser") is the investment adviser for the Funds, and Fred Alger Management, Inc., Oak Associates, Ltd., and Palley-Needelman Asset Management, Inc. each serve as a subadviser for a portion of the actively managed assets of the All America Fund. Shares of the Funds are distributed by Mutual of America Securities Corporation (the "Distributor"), an affiliate of the Adviser. An application to purchase Fund shares is attached to this Prospectus. FOR INFORMATION ABOUT HOW TO MAKE INITIAL AND SUBSEQUENT PURCHASES OF FUND SHARES AND HOW TO REDEEM OR EXCHANGE FUND SHARES OWNED, REFER TO "PURCHASE OF SHARES" ON PAGE 18 AND "REDEMPTION AND EXCHANGE OF SHARES" ON PAGE 19 OF THIS PROSPECTUS.

This Prospectus describes the investment objectives and policies of the Funds and sets forth information about the Investment Company that a potential investor should know before making an investment in Fund shares. A Statement of Additional Information dated May 1, 1997 has been filed with the Securities and Exchange Commission. The Statement of Additional Information is incorporated by reference into this Prospectus and is available at no charge by writing to the Investment Company at the above address or by calling 1-800-914-8716.

-------------------------------------------------------------------------------
THESE SECURITIES HAVE  NOT BEEN APPROVED OR DISAPPROVED BY  THE SECURITIES AND
 EXCHANGE  COMMISSION  OR  ANY  STATE   SECURITIES  COMMISSION  NOR  HAS  THE
 SECURITIES  AND  EXCHANGE  COMMISSION  OR ANY  STATE  SECURITIES  COMMISSION
  PASSED  UPON   THE   ACCURACY  OR   ADEQUACY  OF   THIS   PROSPECTUS.  ANY
  REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

You should read this Prospectus carefully before investing and keep it for future reference.

Prospectus dated May 1, 1997, as supplemented August 13, 1997

                               TABLE OF CONTENTS

                                       PAGE
                                       ----
Annual Fees and Expenses.............    2
Financial Highlights.................    3
Performance of Similar Funds.........    4
General Description of the Investment
 Company.............................    4
Investment Objectives and Policies of
 the Funds...........................    5
Investment Advisory, Subadvisory and
 Administrative Arrangements.........   15

                                                                       PAGE
                                                                       ----
The Funds' Expenses...................................................  17
Portfolio Transactions................................................  18
Purchase of Shares....................................................  18
Redemption and Exchange of Shares.....................................  19
Dividends, Distributions and Taxes....................................  21
Additional Information................................................  23
An Application is included with this Prospectus

                     -------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE INVESTMENT COMPANY, THE ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                     -------------------------------------

                           ANNUAL FEES AND EXPENSES

                                                  ALL AMERICA  BOND     MONEY
                                                     FUND      FUND  MARKET FUND
                                                  ----------- ------ -----------
SHAREHOLDER TRANSACTION EXPENSES................     none      none     none
ANNUAL FUND OPERATING EXPENSES(l)
 (as a percentage of average net assets)
Investment Advisory Fees........................      .50%      .45%     .20%
Other Expenses (after expense reimbursement)(2).      .35%      .25%     .20%
                                                     ----      ----     ----
TOTAL OPERATING EXPENSES (after expense
 reimbursement)(2)..............................      .85%      .70%     .40%
                                                     ====      ====     ====

--------
(l) The Money Market Fund had not commenced operations as of the date of this Prospectus, and "Other Expenses" have been estimated.
(2) The Adviser has voluntarily agreed to limit the total expenses (excluding taxes, brokerage commissions and extraordinary expenses) of the Funds to an annual rate of .85% of net assets for the All America Fund, .70% of net assets for the Bond Fund and .40% of net assets for the Money Market Fund. If this policy were not in effect, the Other Expenses and Total Operating Expenses as a percentage of average net assets would have been .37% and .87% for the All America Fund and .45% and .90% for the Bond Fund for the period May 1, 1996 through December 31, 1996. Without the expense reimbursement, the estimated Other Expenses and Total Operating Expenses as a percentage of net assets are .70% and .90% for the Money Market Fund. See "Investment Advisory and Administrative Arrangements."

EXAMPLE:

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.

                                                                  1 YEAR 3 YEARS
                                                                  ------ -------
     All America Fund............................................  $ 9     $29
     Bond Fund...................................................  $ 7     $24
     Money Market Fund...........................................  $ 4     $14

The information in the table above is an estimate based on the Funds' expected expenses after expense reimbursements and is provided for purposes of assisting you in understanding the various costs and expenses that an investor in the Funds will bear, directly or indirectly. THE 5% HYPOTHETICAL ANNUAL RETURN AND ESTIMATED ANNUAL EXPENSES SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF FUTURE FUND PERFORMANCE OR EXPENSES, BOTH OF WHICH MAY BE GREATER OR LESSER THAN SHOWN. For a more detailed discussion of the Funds' fees and expenses, see "Investment Advisory, Subadvisory and Administrative Arrangements."

                             FINANCIAL HIGHLIGHTS

Income and capital changes per share for an All America Fund share and a Bond Fund share outstanding throughout the period May 1, 1996 (commencement of operations) to December 31, 1996 and other supplementary data are set forth below. The data has been audited by the Fund's independent auditor, Arthur Andersen LLP. The financial statements of the Investment Company, along with the report of Arthur Andersen thereon, as of and for the period ended December 31, 1996 are set forth in the Investment Company's Statement of Additional Information, dated May 1, 1997. Further information about the performance of the Funds, including management's discussion of performance, is contained in the Investment Company's annual report to shareholders, which may be obtained without charge by request to the Investment Company.

                                                      ALL AMERICA FUND BOND FUND
                                                      ---------------- ---------
   NET ASSET VALUE, BEGINNING OF PERIOD.............       $10.00       $10.01
   Income From Investment Operations
     Net Investment Income..........................          .06          .38
     Net Gains or Losses on Securities (realized and
      unrealized)...................................          .98          .12
                                                           ------       ------
       Total From Investment Operations.............         1.04          .50
                                                           ------       ------
   Less Dividend Distributions
     From net investment income.....................         (.06)        (.38)
     From capital gains.............................          --           --
                                                           ------       ------
       Total Distributions..........................         (.06)        (.38)
                                                           ------       ------
   NET ASSET VALUE, END OF PERIOD...................       $10.98       $10.13
                                                           ======       ======
   Total Return(a)..................................         10.4%         5.0%
   Net Assets, End of Period (millions).............       $ 55.5       $ 21.0
   Ratio of Net Investment Income to Average Net
    Assets(b).......................................          .95%        5.63%
   Ratio of Expenses to Average Net Assets(b).......          .87%         .90%
   Ratio of Expenses to Average Net Assets After
    Expense Reimbursement(b)........................          .85%         .70%
   Portfolio Turnover Rate(b)(c)....................         9.33%       17.85%
   Average Commission Rate Paid(d)..................       $.0483          N/A

--------
(a) Not annualized. Total return would have been lower had certain expenses not been reimbursedby the Adviser.
(b) Annualized.
(c) Portfolio turnover rate excludes all U.S. Government and short-term securities.
(d) Average commission rate paid per share of common and preferred stock. N/A = Not applicable

                         PERFORMANCE OF SIMILAR FUNDS

The investment policies and objectives of the All America Fund, the Bond Fund and the Money Market Fund of the Investment Company, described herein, are substantially identical to those of the All America Fund, the Bond Fund and the Money Market Fund (herein called the "VP" or "Variable Products" Funds) of the Mutual of America Investment Corporation. In addition, the Adviser and Subadvisers for the Variable Products All America, Bond and Money Market Funds are the same as for the Investment Company's All America, Bond and Money Market Funds, and the portfolio managers are the same. See "Investment Advisory, Subadvisory and Administrative Arrangements" in this Prospectus. Shares of the Mutual of America Investment Corporation's funds are sold only to separate accounts of Mutual of America Life Insurance Company ("Mutual of America") and its indirect wholly owned subsidiary, The American Life Insurance Company of New York, as a funding medium for variable accumulation annuity contracts and variable life insurance policies issued by such companies. The VP All America, VP Bond and VP Money Market Funds are the respective successors, pursuant to a reorganization effected on October 31, 1986, of Mutual of America's Separate Account No. 2 Stock, Bond and Money Market Funds, which commenced operations in January 1985.

For the Bond Fund and All America Fund of the Investment Company, total return for the period May 1, 1996 (commencement of operations) through December 31, 1996 was 5.0% and 10.4%, respectively. For the VP Bond Fund and VP All America Fund, total return for the period May 1, 1996 through December 31, 1996 was 5.9% and 11.3%, respectively.

The Adviser has provided the following information. For the VP Bond Fund, total return was 3.5% for the one year ended December 31, 1996, and average annual total return was 8.0% for the five years ended December 31, 1996 and 7.7% for the ten years ended December 31, 1996. For the VP All America Fund, total return was 20.7% for the one year ended December 31, 1996, and average annual total return was 22.2% for the period from May 2, 1994 (the date the Fund's current name and investment policies and objectives were adopted and subadvisers were added) through December 31, 1996. For the VP Money Market Fund, total return was 5.3% for the one year ended December 31, 1996, and current yield for the seven day period ended December 31, 1996 was 5.37%. Past performance of the Variable Products Funds is not predictive of future performance. Investors should not consider performance data for the VP Funds as an indication of the future performance of the All America, Bond and Money Market Funds offered under this Prospectus.

Results for the VP All America Fund, VP Bond Fund and VP Money Market Fund are different than the results that were or would have been obtained for the All America Fund, Bond Fund and Money Market Fund of the Investment Company. The total operating expenses for each of the VP All America Fund and VP Bond Fund were .50% of average net assets during the periods shown above and for the VP Money Market Fund were .25% of average net assets (additional expenses were paid at the separate account level), while the annual total operating expenses of the All America Fund, Bond Fund and Money Market Fund of the Investment Company are estimated as .85%, .70% and .40%, respectively, of average net assets. The VP All America Fund, from May 1994 until June 1995, had a Subadviser for approximately 10% of the Fund's assets currently managed by the Adviser. In addition, the assets of the VP All America Fund, VP Bond Fund and VP Money Market Fund at year end 1996 were $637 million, $329 million and $78 million, respectively.

                 GENERAL DESCRIPTION OF THE INVESTMENT COMPANY

The Investment Company was formed as a Maryland corporation on October 27, 1994. It is a diversified, open-end management investment company as those terms are defined in the Investment Company Act of 1940 (the "1940 Act"). Its investment adviser is Mutual of America Capital Management Corporation (the "Adviser"). Shares of the Funds are offered on a no-load basis.

As a "series" type of mutual fund, the Investment Company issues separate classes (or series) of stock, each representing a separate portfolio of securities ("Fund"). Currently, the Investment Company consists of the All America Fund, the Bond Fund and the Money Market Fund. Additional Funds may be established in the future. The Investment Company does not issue certificates for shares of Funds purchased.

The Investment Company is designed primarily as an investment vehicle for endowments, foundations, corporations, municipalities or other public entities and other institutional investors. Currently, the Investment Company requires a minimum initial investment of $25,000, except that this requirement may be waived by the Investment Company in its discretion for certain institutional investors. The minimum amount for additional purchases of Fund shares currently is $5,000.

                INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

INVESTMENT OBJECTIVES

Each Fund of the Investment Company has a different investment objective which it pursues through separate investment policies. The investment objectives of each Fund may not be changed without the approval of the holders of a majority of the outstanding shares of each Fund affected. There can be no assurance that a Fund will meet its objectives. The investment objectives and policies of each Fund are discussed below. Particular types of securities in which the Funds may invest and any applicable percentage limitations for such securities are discussed below under "Other Portfolio Strategies and Associated Risk Factors."

The differences in objectives and policies among the Funds can be expected to affect the return of each Fund and the degree of market and financial risk to which each Fund is subject. As used in the following discussion, "market risk" refers to the volatility of the reaction of the price of a security to changes in conditions in the securities markets in general and, with particular reference to debt securities, changes in the overall level of interest rates (prices decline when interest rates rise); "financial risk" refers to the ability of an issuer of a debt security to pay principal and interest on that security and to the earning stability and overall financial soundness of an issuer of an equity security; and "current income volatility" refers to the degree and rapidity with which changes in the overall level of interest rates become reflected in the level of current income of a Fund.

ALL AMERICA FUND

The investment objective of the All America Fund is to outperform the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500 Index") by providing a diversified portfolio of assets with diversified management and a broad exposure to the market. At least 65% of the All America Fund's total assets will be invested in equity securities under normal market conditions, and the issuers of at least 80% of the Fund's total assets will be United States corporations or entities.

INDEXED ASSETS. The investment objective for approximately 60% of the assets of the All America Fund (the "Indexed Assets") is to provide investment results that to the extent practical correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index.

The Adviser will attempt to duplicate the investment results of the S&P 500 Index, which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's Corporation chooses the stocks to be included in the S&P 500 Index solely on a statistical basis. The inclusion of a stock in the S&P 500 Index does not imply an opinion by Standard & Poor's Corporation that the stock is an attractive investment. An investment in the Fund involves risks similar to those of investing in common stocks. The Adviser will attempt to fully invest the Indexed Assets at all times in the stocks that comprise the S&P 500 Index, and at least 80% of the Indexed Assets will be so invested. The weightings of stocks in the S&P 500 Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding. Stocks will be selected for the Fund's portfolio in the order of their weightings in the S&P 500 Index beginning with the heaviest weighted stocks. The percentage of the Fund's assets invested in each of the selected stocks will be approximately the same as the percentage the stock represents in the S&P 500 Index.

The Adviser will manage the Indexed Assets using a computer program to determine which stocks are to be purchased or sold to replicate the S&P 500 Index to the extent feasible. Initially the Fund contemplates executing all transactions through a single broker. From time to time, administrative adjustments may be made in the Fund's portfolio because of changes in the composition of the S&P 500 Index, but such changes should be infrequent.

The Adviser believes that the indexing approach described above is an effective method of substantially duplicating percentage changes in the S&P 500 Index. It is a reasonable expectation that there will be a close correlation between the Indexed Assets' performance and that of the S&P 500 Index in both rising and falling markets. The Adviser will attempt to achieve a correlation between the performance of the Indexed Assets and that of the S&P 500 Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Indexed Assets' net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500 Index. The Fund will invest in stock index futures contracts, options on stock indexes, options on stock index future contracts, puts and calls to the extent necessary to attempt to achieve this correlation. The Adviser's ability to correlate the Indexed Assets' performance with the S&P 500 Index, however, may be affected by, among other things, changes in securities markets, the manner in which the S&P 500 Index is calculated by Standard & Poor's Corporation and the timing of purchases and redemptions. In the future, the Board of Directors, subject to the approval of shareholders, may select another index if such a standard of comparison is deemed to be more representative of the performance of common stocks in general.

The Adviser's ability to duplicate the performance of the S&P 500 Index also depends to some extent on the size of the Fund's portfolio and the size of cash flows into and out of the Fund. Investment changes to accommodate these cash flows are made to maintain the similarity of the Fund's portfolio to the S&P 500 Index to the maximum practicable extent. Mutual of America Life Insurance Company, the indirect parent corporation of the Adviser, invested $50 million in the All America Fund in connection with the commencement of the Fund's operations and will endeavor, itself or through an affiliate, to maintain a minimum asset balance in the Fund (including its investments and the investments of other shareholders) which is at least $25 million at any time, but does not guarantee to do so. As shareholders invest in the Fund, over time Mutual of America Life reserves the right to reduce its investment in the Fund consistent with the above Fund target minimum balance.

ACTIVE ASSETS. The investment objective for the remaining approximately 40% of the assets (the "Active Assets") is to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of securities that may include common stocks, securities convertible into common stocks, bonds and money market instruments. The Active Assets will be invested by the Adviser and three subadvisers (each a "Subadviser", and together the "Subadvisers"), under a subadvisory agreement (each a "Subadvisory Agreement") between the Adviser and each of the Subadvisers. The Adviser will allocate the Active Assets to maintain, to the extent practicable under current market conditions, approximately equal amounts with the Subadvisers and the Adviser. The Subadvisers are Fred Alger Management, Inc. ("Alger Management"), Oak Associates, Ltd. ("Oak Associates"), and Palley-Needelman Asset Management, Inc. ("Palley-Needelman"). See "Investment Advisory Arrangements--The Subadvisers".

The Subadvisers and the Adviser each follow a different approach for the investment of the Active Assets. Palley-Needelman invests its portion of Active Assets in stocks that Palley-Needelman considers to be of high quality with lower than average price volatility and low price/earning ratios. Companies generally will have below market debt levels, earnings growth of 10% or more, current yield greater than the average of the S&P 500, and market capitalization of $1 billion or more. Oak Associates invests in mid- and large sized capitalization stocks that have low current income and the potential for significant growth. Oak Associates monitors 400 stocks and at any one time invests its portion of the Fund in approximately 15-25 common stocks without regard for market industry weighting. Alger Management invests in stocks that it considers to be fundamentally sound with the potential for strong growth and for earnings in excess of market expectations. The securities of these companies often are traded in the over-the-counter market. Except during temporary defensive periods, the Alger Management portion of the Fund will invest at least 65% of its assets in equity securities of companies that, at the time of the Fund's purchase of the securities, have total market capitalization within the range of capitalization of the companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, updated quarterly. The Adviser generally invests in stocks that it considers undervalued. Its approach is to identify companies with strong financials, substantial cash flow, conservative accounting, usually low debt-to-equity ratios and average market capitalization generally below $1 billion. Some of the companies whose stocks are purchased by Oak Associates, or by the Adviser for its portion of the Active Assets, may have limited Wall Street coverage and low institutional ownership.

Each of the Subadvisers and the Adviser will seek to achieve the investment objective of the Active Assets by investing in such securities that, based on certain fundamental and/or technical standards of selection, it determines offer attractive opportunities for total return through capital appreciation and, to a lesser degree, income. Assets in the All America Fund will be rebalanced periodically to retain the approximate 60%/40% relationship between Indexed Assets and Active Assets. The Adviser may manage cash allocated to the Active Assets prior to investment in securities by the Subadvisers.

The Active Assets of the All America Fund may be invested from time to time in foreign equity securities. A portion of the All America Fund's assets may be invested in money market instruments, pending more permanent investment or to effectively utilize cash reserves. (See "Money Market Fund" below for a discussion of money market instruments.) If, in light of economic conditions and/or the general level of common stock prices, the Adviser or a Subadviser considers that the All America Fund's investment objectives will not be met by using most of its portion of the Active Assets to buy equities or their equivalents, assets may be invested for temporary defensive purposes in high-grade debt securities or maintained in cash. The All America Fund will not invest in debt securities rated below investment grade. Securities which are subsequently downgraded may continue to be held and will be sold only if, in the judgment of the Adviser or a Subadviser, it is advantageous to do so.

The All America Fund also may enter into transactions in options on securities and options, futures contracts and options on futures contracts on indexes of securities, and engage in the buying and selling of options (both puts and calls): (1) on individual securities, (2) on groups of securities and (3) on futures of groups of securities. Any option or future purchased or sold by the Fund will be listed on a domestic exchange.

Because the All America Fund invests primarily in common stocks or in futures contracts with respect thereto, the Fund is expected to be subject to moderately high levels of market risk and moderate levels of financial risk.

BOND FUND

The primary investment objective of the Bond Fund is to provide a high level of current income. A secondary objective is preservation of shareholders' capital. The Bond Fund seeks to realize these objectives through careful selection and, when appropriate, active trading of bonds and other investments. The Adviser's emphasis generally is on income generation rather than market timing. The assets of the Bond Fund will consist primarily of publicly traded bonds. "Bonds" for this purpose means bonds and other types of debt securities, such as notes and debentures, and may include mortgage-backed securities and asset-backed securities, subject to the limitations set forth below under "Other Portfolio Strategies and Associated Risk Factors". Debt securities may carry certain equity features, such as conversion or exchange rights, or warrants for the acquisition of stocks of the same or different issuers, or participations based on revenues, sales or profits. Average maturities of securities held by the Bond Fund will vary according to market conditions and the stage of the interest rate cycle. Under normal market conditions, at least 65% of the Bond Fund's total assets will be invested in debt securities.

It is contemplated that at least 80% of the Bond Fund's assets will consist of
(1) domestic debt securities that have at the time of purchase a rating of at least Baa3 as determined by Moody's Investors Services, Inc. or BBB- as determined by Standard & Poor's Corporation or equivalent ratings of a similar nationally recognized rating service, which are investment grade securities;
(2) securities issued or guaranteed by the United States Government or its agencies or instrumentalities; (3) cash; and (4) the types of money market instruments in which the Money Market Fund may invest. These instruments should be subject to little financial risk, to moderately high levels of market risk and to moderate current income volatility. Instruments rated in the lowest category of investment grade debt (BBB or Baa) may have speculative characteristics, and adverse changes in economic conditions or other adverse circumstances are more likely to lead to a weakened capacity to make principal and interest payments than would be the case with higher rated investment grade instruments. (A description of corporate bond ratings is set forth in the Investment Company's Statement of Additional Information.)

The remaining assets of the Bond Fund may be invested in (1) other debt securities that are unrated or rated lower than Baa3 or BBB-, which are sometimes referred to as high yield/high risk securities or "junk bonds", (2) Canadian and other foreign debt securities, and (3) debt securities issued in foreign markets by domestic issuers or their overseas subsidiaries if guaranteed by the parent.

The market value of fixed-income debt securities is affected by changes in general market interest rates. If interest rates fall, the market value of fixed-income securities tends to rise; however, if interest rates rise, the market value of fixed-income securities tends to fall. In recent years the volatility of the market for debt securities has increased significantly, and the market value of longer-term obligations has been subject to wide fluctuations, particularly as contrasted with short-term instruments. The Bond Fund may sell securities and realize gain or income to the extent such realizations are considered advantageous in light of existing market conditions.

It is not currently contemplated that more than 5% of the Bond Fund's total assets will consist of unrated securities or securities rated lower than Baa3 or BBB- ("junk bonds"). These securities may be subject to greater market and financial risk than higher quality (lower yield) securities. Since lower rated and unrated securities are generally issued by corporations that are not as creditworthy or financially secure as issuers of higher rated securities, there is a greater risk that issuers of lower rated (higher yield) securities will not be able to pay the principal and interest due on such securities, especially during periods of adverse economic conditions. Risk factors related to investments in lower rated and unrated securities are more fully described in the Statement of Additional Information.

The Bond Fund will not directly purchase common stocks. However, the Bond Fund may have up to 10% of the value of its total assets invested in stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached thereto. In addition, the Bond Fund may purchase preferred stocks, limited to 5% of the Bond Fund's total assets.

The Bond Fund may enter into transactions in options, futures contracts and options on futures contracts on United States Treasury securities and Government National Mortgage Association ("Ginnie Mae") Securities. To be included in the Bond Fund, options and futures must be traded on a domestic exchange.

MONEY MARKET FUND
The investment objective of the Money Market Fund is the realization of high current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital. The Fund will invest only in money market instruments and other short-term debt securities.

Specifically, the Money Market Fund will invest only in the following kinds of money market instruments, payable in United States dollars: (1) securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities ("government securities"); (2) negotiable certificates of deposit, bank time deposits, bankers' acceptances and other short-term debt obligations of domestic banks and foreign branches of domestic banks and U.S. branches of foreign banks (see "Other Portfolio Strategies and Associated Risk Factors--Foreign Securities and ADRs"), which at the time of their most recent annual financial statements show assets in excess of $5 billion; (3) certificates of deposit, time deposits and other short-term debt obligations of domestic savings and loan associations, which at the time of their most recent annual financial statements show assets in excess of $5 billion; (4) repurchase agreements covering government securities, certificates of deposit, commercial paper or bankers' acceptances; (5) commercial paper; (6) variable amount floating rate notes; and (7) debt securities issued by a corporation. These instruments are more fully described in the Statement of Additional Information.

The Money Market Fund may also enter into transactions in options, futures contracts and options on futures, contracts on United States Treasury securities and Eurodollar deposits. Such transactions and instruments are more fully described below and in the Statement of Additional Information.

The Money Market Fund declares dividends of net investment income on a semi-annual basis (see "Dividends, Distributions and Taxes"). Its net asset value per share will reflect income that has been earned but not yet paid as a dividend, until the income is distributed on the next dividend payment date. Accordingly, the Fund does not maintain a stable net asset value per share.

For purposes of the Money Market Fund's investment policy only, "money market instruments and other short-term debt securities" shall mean securities having a remaining maturity of up to 13 months. The dollar-weighted average maturity of the securities held by the Money Market Fund will not exceed 90 days.

All of the securities held by the Money Market Fund will have received (or be of comparable quality to securities which have received), at the time of the purchase, a rating in one of the two highest categories by any two nationally recognized statistical rating agencies and at least 95% of the securities held by the Money Market Fund will have received (or be of comparable quality to securities which have received), at the time of purchase, the highest rating by any two such rating agencies. (The Board of Directors of the Investment Company must approve or ratify the purchase of any security (other than any government security) which has received no rating or which has been rated by only one rating agency.) Securities which are subsequently downgraded below the two highest categories will be disposed of as soon as practicable absent a finding by the Board of Directors that this would not be in the best interests of the Fund.

The Money Market Fund will not invest more than 5% of its total assets in securities of, or subject such assets to puts from, any one issuer (other than government securities and repurchase agreements fully collateralized by government securities) provided that (x) the Fund may invest up to 10% of its total assets in securities issued or guaranteed by a single issuer with respect to which the Fund has an unconditional put and (y) with respect to 25% of its total assets the Fund may, with respect to securities meeting the highest investment criteria, exceed the 5% limit for up to three business days.

The Money Market Fund should be subject to relatively little market or financial risk but a relatively high level of current income volatility.

INVESTMENT RESTRICTIONS

The Investment Company has adopted a number of restrictions and policies relating to the investment of its assets and its activities which are fundamental policies and may not be changed without the approval of the holders of the Investment Company's outstanding voting securities (including a majority of the shares of each Fund). No Fund will: (1) with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer (including repurchase agreements with any one institution), other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities; (2) with respect to at least 75% of the value of its total assets, purchase more than 5% of the outstanding voting securities of an issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities; (3) make an investment in an industry if that investment would make the Fund's holding in that industry exceed 25% of the Fund's total assets (other than investments by the Money Market Fund in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities); or (4) invest more than 10% of its total assets in repurchase agreements or time deposits maturing in more than seven days or in portfolio securities not readily marketable. An investor should refer to the Statement of Additional Information for a complete description of such restrictions and policies.

OTHER PORTFOLIO STRATEGIES AND ASSOCIATED RISK FACTORS

Lending of Securities

A Fund may lend its securities, but not in excess of 30% of its total assets, to brokers, dealers and financial institutions and receive as collateral cash, securities issued or guaranteed by the United States Government or its agencies or instrumentalities, or letters of credit of certain banks selected by the Adviser, which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. The Fund will continue to receive interest or dividends on the securities lent, and in addition will receive a portion of the income generated by the short-term investment of cash received as collateral, or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. Such loans will be terminable by the Fund at any time and will not be made to affiliates of the Fund. The Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights, such as voting rights or subscription rights. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services or for arranging such loans. Loans of securities will be made only to firms that the Adviser deems creditworthy. As with an extension of credit, however, there are risks of delay in recovery and even loss of rights in the collateral, should the borrower of securities default, become the subject of bankruptcy proceedings or otherwise be unable to fulfill its obligations or fail financially.

Borrowing

A Fund may borrow money from banks for temporary purposes, such as meeting redemption requests, and may pledge assets to secure such borrowings. The aggregate amount borrowed by a Fund may not exceed 5% of its total assets.

Repurchase Agreements

Repurchase Agreements are more fully described in the Statement of Additional Information. If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund would look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund; in such event the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, there is a risk that, if the issuer of the repurchase agreement becomes involved in bankruptcy proceedings, the Fund might be delayed or prevented from liquidating the underlying security or otherwise obtaining it for its own purposes.

Foreign Securities and ADRs

In addition to investing in domestic securities, each Fund may invest in securities of foreign issuers, including such securities traded outside the United States. No Fund, however, will trade in foreign exchange or invest in securities of foreign issuers if, at the time of acquisition, more than 15% of its total assets taken at market value at the time of investment would be invested in foreign securities.

Because investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers, the Investment Company will consider these special factors before investing in foreign securities. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social or diplomatic developments and the difficulty of assessing economic trends in foreign countries. If it should become necessary, the Funds could encounter greater difficulties involving legal processes abroad than would be encountered in the United States. In addition, transaction costs in foreign securities may be higher. The Investment Company will not invest in foreign securities unless, in its opinion, such investments will meet the standard and objectives of a particular Fund. No Fund may concentrate its investments in any particular foreign country except Canada. Foreign issues guaranteed by domestic corporations are considered to be domestic securities.

ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States. ADRs are not subject to the percentage limitations contained in the preceding paragraph. No Fund will purchase ADRs if the transaction would cause more than 20% of the Fund's total assets to be invested in ADRs.

Convertible Securities

The All America Fund may invest in convertible securities, which normally provide a higher yield than the underlying stock but a lower yield than a fixed-income security without the convertibility feature. The price of the convertible security normally will vary to some degree with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. The price of the convertible security also will vary to some degree inversely with interest rates.

Rule 144A Investments, Section 4(2) Commercial Paper and Illiquid Securities

Each Fund, with respect to not more than 10% of its total assets, may purchase securities which are not readily marketable, or "illiquid", including repurchase agreements of more than seven days' duration and variable and floating rate demand notes not requiring receipt of the principal note amount within seven days' notice. A Fund may incur higher transaction costs and require more time to complete transactions for the purchase and sale of illiquid securities than for readily marketable securities.

The Adviser will make a factual determination as to whether securities with contractual or legal restrictions on resale purchased by a Fund are liquid, based on the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, and the nature of the security and the marketplace, pursuant to procedures adopted and regularly reviewed by the Board of Directors of the Investment Company. Securities which are eligible for purchase and sale under Rule 144A of the Securities Act of 1933 (the "1933 Act") shall be considered liquid, provided the Adviser has not made a contrary determination regarding liquidity in accordance with the Board's procedures. Rule 144A permits certain qualified institutional buyers to trade in securities even though the securities are not registered under the 1933 Act. In addition, commercial paper privately placed in accordance with
Section 4(2) of the 1933 Act also will be considered liquid, provided the requirements set forth in the Board's procedures are satisfied.

Derivative Securities

Each Fund may invest in certain securities referred to as "derivatives", although there is no clear definition of which instruments constitute derivatives. In general, derivatives are instruments whose values are based upon, or derived from, some underlying security or other asset, index or currency. For example, mortgage and other asset backed securities, options and futures contracts, and equipment trust certificates may be considered to be derivatives. The Funds do not invest in derivatives for speculative purposes. Each Fund may purchase derivatives that are debt securities to the extent consistent with its investment objectives and policies and may purchase options and futures contracts and options on futures contracts for hedging purposes, subject to the limitations set forth below.

Mortgage-Backed and Other Asset-Backed Securities

The Funds may invest in mortgage-backed securities, some of which are also considered to be U.S. Government securities. Some of these securities, such as pass-through certificates and participation certificates, represent interests in pools of mortgage loans and provide holders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. Collateralized mortgage obligations ("CMOs") are mortgage-backed bonds secured by the cash flow of pools of mortgages, with the principal and interest payments on the underlying mortgages separated into different payment streams for different classes of bonds.

Mortgage-backed securities include securities guaranteed by the Government National Mortgage Association ("Ginnie Maes"), securities issued by the Federal National Mortgage Association ("Fannie Maes"), participation certificates issued by the Federal Home Loan Mortgage Corporation ("Freddie Macs") and CMOs issued by a Government instrumentality or agency. The timely payment of principal and interest is backed by the full faith and credit of the U.S. Government for Ginnie Maes but not for Fannie Maes, Freddie Macs or CMOs. The Funds also may invest in mortgage-backed securities of private corporations or other private issuers.

Unscheduled or early payments on the mortgages underlying a mortgage-backed security may shorten the effective maturities and impact the yield and price of the security. A decline in interest rates may lead to increased prepayment of the underlying mortgages, and a Fund holding mortgage-backed securities may have to reinvest proceeds received at lower rates of return. An increase in interest rates usually will cause the price of existing mortgage-backed securities issues to decline. Characteristics of underlying mortgage pools will vary, and it is not possible to predict completely accurately the realized yield or average life of a particular mortgage-backed security because of the principal prepayment feature.

The Funds also may invest in securities backed by consumer or credit card loans or other receivables or purchase interests in pools of such assets. Changes in interest rates may significantly affect the value of these securities, and prepayment rates will impact the yield and price of the securities. A decline in interest rates may result in increases in prepayment, although asset-backed securities generally are not expected to prepay to the same extent as mortgage-backed securities in such circumstances. The creditworthiness of an issuer of asset-backed securities also may impact the value of such securities. Because of these factors, it is not possible to predict completely accurately the realized yield or average life of a particular asset-backed security.

No Fund will invest more than 10% of its total assets in mortgage-backed securities that are not U.S. Government or agency securities, and no Fund will invest more than 10% of its total assets in other asset-backed securities. In addition, no Fund will invest in interest-only strips or principal-only strips ("IOs" or "POs") of mortgage or other asset backed issues and will not purchase the final or most speculative tranche of CMO or other asset-backed securities issues.

Equipment Trust Certificates

The Bond Fund may invest in equipment trust certificates. The proceeds of these certificates are used to purchase equipment, such as railroad cars, airplanes or other equipment, which in turn serve as collateral for the related issue of certificates. The equipment subject to a trust generally is leased by a railroad, airline or other business, and rental payments provide the projected cash flow for the repayment of the equipment trust certificates. Holders of equipment trust certificates must look to the collateral securing the certificates, and any guarantee provided by the lessee or any parent corporation for the payment of lease amounts, in the case of default in the payment of principal and interest on the certificates. No Fund will invest more than 5% of its total assets in equipment trust certificates.

Options and Futures

As noted, the Funds may enter into transactions in options, futures contracts and options on futures contracts. Such transactions will be used for hedging purposes only and not for speculation, and could include (1) the selling of call option contracts on portfolio securities (covered calls), and the buying of call option contracts on such securities to close out a position acquired through the sale of such options; (2) the buying of put option contracts on securities owned by a Fund, and the selling of put option contracts on securities owned by a Fund to close out a position acquired through the purchase of such options; (3) purchases and sales of futures contracts, and purchases of options on futures contracts, on fixed-income securities; and (4) purchases and sales of options on futures contracts, and purchases of options on futures contracts, on indexes of securities. If a hedging transaction in any such instrument is successful, a Fund's losses on portfolio securities, or the increased cost of securities to be acquired, should be offset, in whole or part, by corresponding gains on the hedging position. The Funds will only enter into transactions in options, futures and options on futures which are traded on securities or commodities exchanges located in the United States.

No Fund will purchase a put or call option, including straddles or spreads, if the value of its premium, when aggregated with the premiums on all other options held by the Fund, would exceed 5% of the Fund's total assets. No Fund will enter into futures contracts or purchase or write related options if the sum of the aggregate initial margin deposits on futures contracts and premiums paid for related options exceeds 5% of the market value of the Fund's total assets, calculated in accordance with Commodity Futures Trading Commission regulations.

A risk in all options, futures and options on futures transactions is a possible lack of liquidity, which could make it difficult or impossible to close out existing positions and realize gains or limit losses. The liquidity of a secondary market in futures contracts or options on futures contracts may be adversely affected by "daily price fluctuation limits" established by the exchanges on which such instruments are traded, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the limit in a particular contract has been reached, no further trading in such contract may occur beyond such limit, thus preventing the liquidation of positions, and requiring traders to make additional variation margin payments. Market liquidity in options, futures contracts or options on futures contracts also may be adversely affected by trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity.

The Funds also are subject to the risk of imperfect correlation between securities held in their portfolios and the security or securities underlying options, futures contracts or options on futures contracts traded. In the case of options, futures contracts or options on futures contracts based on an index of securities, a Fund's portfolio will not duplicate the composition of the index and, in the case of options, futures contracts and options on futures contracts on fixed-income securities, the portfolio securities being hedged may not be the same as the securities underlying such instruments. Consequently, the Funds bear the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

A Fund may sell futures contracts on fixed-income securities in anticipation of a rise in interest rates, which would cause a decline in the value of fixed-income securities held in the Fund's portfolio. Similarly, a Fund may sell stock index futures contracts in anticipation of a general market wide decline which would reduce the value of its portfolio of stocks. In either case, if the expected decrease in the value of portfolio securities occurs, the reduction in net asset value may be offset, in whole or in part, by corresponding gains on the futures position. Conversely, where a Fund projects an increase in the cost of fixed-income securities or stocks to be acquired in the future, the Fund may purchase futures contracts on fixed-income securities or stock indexes. If the hedging transaction is successful, the increased cost of securities subsequently acquired should be offset, in whole or in part, by gains on the futures position.

A Fund, instead of purchasing or selling futures contracts, also may purchase call or put options on futures contracts in order to protect against declines in the value of portfolio securities or against increases in the cost of securities to be acquired. Purchases of options on futures contracts may present less risk in hedging a portfolio than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium paid for the option, plus related transaction costs. As in the case of purchases and sales of futures contracts, a Fund may be able to offset declines in the value of portfolio securities, or increases in the cost of securities acquired, through gains realized on its purchases of options on futures. A Fund may also purchase put options on securities or stock indexes for the same types of hedging purposes. The purchase of a put option on a security or stock index permits a Fund to protect against declines in the value of the underlying security or securities in a manner similar to the sale of futures contracts. The maximum risk assumed by a Fund in purchasing an option is the amount of the premium plus related transaction costs, although this entire amount may be lost.

In addition, the Funds may write call options on portfolio securities or on stock indexes to protect the value of their portfolios. In particular, when a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option, less related transaction costs, which will increase its gross income and will offset in part the reduced value of a portfolio security in connection with which the option may have been written. In contrast, however, if the price of the security underlying the option moves adversely to the Fund's position, the option may be exercised and the Fund will be required to sell the security at a disadvantageous price, resulting in losses which may be only partially offset by the amount of the premium. A call option on a security written by a Fund will be covered through ownership of the security underlying the option or through ownership of an absolute and immediate right to acquire such security upon conversion or exchange of other securities held in its portfolio.

The Funds' hedging transactions and options on futures present certain other risk factors, which are described in the Statement of Additional Information.

       INVESTMENT ADVISORY, SUBADVISORY AND ADMINISTRATIVE ARRANGEMENTS

THE ADVISER

Subject to the direction and control of the Board of Directors of the Investment Company, Mutual of America Capital Management Corporation, 320 Park Avenue, New York, New York 10022 (the "Adviser"), an indirect wholly-owned subsidiary of Mutual of America Life Insurance Company ("Mutual of America Life") that commenced operations in September 1993, manages the investment and reinvestment of the assets of each Fund pursuant to the Investment Advisory Agreement (the "Advisory Agreement") between the Investment Company and the Adviser. The Adviser had total assets under management of approximately $7.6 billion at December 31, 1996, including assets of $1.6 billion of the Mutual of America Investment Corporation, a registered management investment company.

The Adviser's duties as investment adviser also include research and placing orders for the purchase and sale of securities. The Adviser is obligated to provide all of the office space, facilities, equipment, material and personnel necessary to perform its duties under the Advisory Agreement. See "The Funds' Expenses" below.

As compensation for its investment advisory services to each of the Funds of the Investment Company, the Adviser will receive a fee calculated as a daily charge at the annual rate of .50% of the value of the net assets in the All America Fund, .45% of the value of the net assets in the Bond Fund and .20% of the value of the net assets in the Money Market Fund. See "The Funds' Expenses" below.

THE SUBADVISERS

Fred Alger Management, Inc., 75 Maiden Lane, New York, New York 10038, serves as Subadviser for approximately 10% of the assets of the All America Fund. Alger Management is a wholly-owned subsidiary of Fred Alger & Company, Incorporated, which is owned by Alger Associates, Inc. Fred M. Alger III and David D. Alger are the majority shareholders of Alger Associates, Inc. and may be deemed to control that company and its subsidiaries. Alger Management provides investment management services to institutional, corporate and individual clients, including other registered management investment companies, and serves as subadviser for approximately 10% of the assets of the All America Fund of the Mutual of America Investment Corporation. At December 31, 1996, Alger Management had approximately $7.2 billion in assets under management.

Oak Associates, Ltd., 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333, serves as Subadviser for approximately 10% of the assets of the All-America Fund. Oak Associates is an Ohio limited liability company that prior to 1996 was a sole proprietorship of James Dravo Oelschlager doing business as Oak Associates. It provides investment management services for individual and corporate clients, primarily in connection with retirement plans, and serves as subadviser for approximately 10% of the assets of the All America Fund of the

Mutual of America Investment Corporation. At December 31, 1996, Oak Associates had assets under management of approximately $5 billion.

Palley-Needelman Asset Management, Inc., 800 Newport Center Drive, Suite 450, Newport Beach, California 92660, serves as Subadviser for approximately 10% of the assets of the All America Fund. Palley-Needelman is jointly owned by Roger
B. Palley and Chet J. Needelman, both of whom have extensive experience in investment management. It provides investment management services to institutional, corporate and individual clients and other registered investment companies, and serves as subadviser for approximately 10% of the assets of the All America Fund of the Mutual of America Investment Corporation. At December 31, 1996, Palley-Needelman managed approximately $4.1 billion in assets.

Under the Subadvisory Agreements, each Subadviser, at its own expense and subject to the supervision of the Adviser and the Board of Directors of the Investment Company, renders investment advisory services and assumes the Adviser's duties including research, making recommendations and regular reports to the Adviser and the Board of Directors of the Investment Company and maintenance of certain records. The Subadvisers are also obligated to provide all of the office space, facilities, equipment, material and personnel necessary to perform their duties under the Subadvisory Agreements. The Adviser, and not the All America Fund, will pay to the Subadvisers an amount calculated daily at the following annual rates: Palley-Needelman, .30%; Oak Associates, .30%; and Alger Management, .45%, of the value of the net assets for which the Subadviser is providing investment advisory services.

PORTFOLIO MANAGERS

Set forth below is information about the persons employed by the Adviser or Subadvisers who are primarily responsible for the day-to-day management of the Funds' investments. No information is given for the Money Market Fund, based on the nature of the investments made by that Fund.

ALL AMERICA FUND. The Active Assets of the All America Fund are managed by three Subadvisers and the Adviser.

David D. Alger, President and Chief Executive Officer of Alger Management, is primarily responsible for the day-to-day management of the Alger Management portion of the Fund. He has been employed by Alger Management as Executive Vice President and Director of Research since 1971 and as President since 1995, and he serves as portfolio manager for other mutual funds and investment accounts managed by Alger Management.

James D. Oelschlager is the portfolio manager of the Oak Associates portion of the Fund. Since establishing Oak Associates in 1985, Mr. Oelschlager has served as its portfolio manager. Previously, he served as the Assistant Treasurer of Firestone Tire & Rubber Company, where he was directly responsible for the management of the company's pension assets. Mr. Oelschlager is assisted with portfolio management responsibilities by Donna Barton, trading, Margaret Ballinger, new accounts, and Doug MacKay, equity research. These individuals have combined experience of over sixty years in the investment business and play a key role in the day-to-day management of the firm's portfolios.

Chet J. Needelman, Chief Executive Officer and Senior Investment Officer of Palley-Needelman, is responsible for the day-to-day management of the Palley-Needelman portion of the Fund. Mr. Needelman has over 30 years of investment experience as a security analyst, research director and portfolio manager. He has managed funds for foundations, corporations, endowments and mutual funds. He is the co-founder of Palley-Needelman Asset Management and its predecessor company, where he held various positions during the last 23 years. All investment decisions for Palley-Needelman Asset Management are made by an investment committee which includes Mr. Needelman, Mr. Palley and three other senior investment professionals.

Frederick M. Gallagher, Senior Vice President of the Adviser since June 1995, is responsible for the investments of the Adviser's portion of the Active Assets of the Fund. He also is responsible for the management of the small capitalization portion of the All America Fund of the Mutual of America Investment Corporation. Mr. Gallagher's previous position prior to joining the Adviser was as Senior Vice President/Equity Investments at Continental Asset Management Corporation. He has more than 30 years of experience in the investment management business.

BOND FUND. Andrew L. Heiskell, Executive Vice President of the Adviser, has responsibility for setting the Fund's fixed income investment strategy and overseeing the Fund's day-to-day operations. He has been an Executive Vice President of the Adviser since March 1, 1994 and served as Senior Vice President of the Adviser from March 1, 1993 to March 1, 1994. Mr. Heiskell has over 25 years of investment experience. He joined Mutual of America Life in February of 1991, where he was Senior Vice President until January 1, 1994. He has been the portfolio manager of the Mutual of America Investment Corporation's Bond Fund since 1991 and of the Mid-Term Bond and Short-Term Bond Funds since their inceptions in 1993. Prior to joining Mutual of America Life, Mr. Heiskell was employed by M. D. Sass, Inc.

ACCOUNTING AND RECORDKEEPING AGENT; TRANSFER AGENT

The Investment Company has entered into an Investment Accounting Agreement with the Adviser, pursuant to which the Adviser has agreed to serve as investment accounting and recordkeeping agent for the Funds and to calculate the net asset values of the Funds, effective January 2, 1997. The Investment Company has entered into a Transfer Agency and Service Agreement with State Street Bank and Trust Company ("State Street"), pursuant to which State Street will serve as the transfer agent and dividend disbursing agent for Fund shares. The Funds will pay the Adviser and State Street for these services, and the compensation paid by the Funds is subject to the voluntary expense reimbursement of the Adviser. See "The Funds' Expenses" below.

                              THE FUNDS' EXPENSES

Each Fund is charged with brokers' commissions, transfer taxes and other fees relating to that Fund's portfolio transactions, pursuant to the Advisory Agreement. In addition, each Fund is responsible for a number of expenses relating to its operations, including: investment advisory fees; fees and expenses of independent directors; the fees and expenses of its independent certified public accountants and of its legal counsel; filing fees and expenses for the registration of the Investment Company or Fund shares under federal and state securities laws; printing and mailing costs of semi-annual reports to shareholders, proxy statements, prospectuses and statements of additional information and supplements thereto for existing shareholders; costs of providing to the Distributor camera ready copies of the Investment Company's prospectuses and statements of additional information and supplements thereto; costs of meetings of shareholders; costs and fees of custodians, transfer agents and accounting, recordkeeping and other agents; any federal, state or local income or other taxes; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and directors' and officers' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. The Adviser voluntarily limits the expenses of each Fund, other than for brokers' commissions, transfer taxes and other fees relating to portfolio transactions and extraordinary expenses, to an annual rate of .85% of the value of average net assets of the All America Fund, .70% of the value of average net assets of the Bond Fund and
 .40% of the value of average net assets of the Money Market Fund. The Adviser may discontinue such policy at any time.

                            PORTFOLIO TRANSACTIONS

The Adviser, and the Subadvisers with respect to their portion of the All America Fund, are responsible for decisions to buy and sell securities for the Investment Company as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. In placing orders, it is the policy of the Investment Company to obtain the best price and execution.

The Adviser and Subadvisers place orders in connection with the purchase and sale of approved investments with various brokers, including affiliates. As a general matter, the Adviser and Subadvisers select broker-dealers which, in their best judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates. The Adviser or a Subadviser may select broker-dealers which provide it with research services and may cause a Fund to pay such broker-dealers commissions which exceed those other broker-dealers may have charged, if in the Adviser's or Subadviser's view, the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Brokerage arrangements with affiliates of the Adviser or a Subadviser will be in accordance with the 1940 Act and the rules and regulations promulgated thereunder. No transactions may be effected by a Fund with an affiliate of the Adviser or a Subadviser acting as principal for its own account. When purchasing or selling securities trading on the over-the-counter market, the Adviser or a Subadviser will generally execute the transaction with a broker engaged in making a market for such securities.

                              PURCHASE OF SHARES

Shares of the Funds are purchased without a sales charge. Currently, the minimum initial required investment is $25,000 and the minimum required for each subsequent investment is $5,000. The Investment Company reserves the right to increase or decrease these minimums. The Investment Company continuously offers shares at prices equal to the respective per share net asset value of the Funds. Orders are executed at the net asset value per share next determined after the wire transfer is received by the Investment Company. Net asset value is determined in the manner set forth below under "Additional Information--Determination of Net Asset Value." The Investment Company reserves the right to reject any purchase order, to increase or decrease the minimum required initial and subsequent investments and to waive the minimum initial investment for certain institutional investors.

A prospective purchaser of Fund shares must complete an application, including any required resolutions, attached to this Prospectus. An application also may be obtained by writing to the Investment Company at the address on the cover page of the Prospectus. A prospective purchaser should deliver a completed application to a registered representative of the Distributor. After the Investment Company and Distributor have approved an application, the registered representative (or the Investment Company) will notify the prospective purchaser that the account has been established and that the purchaser may transmit the initial purchase amount.

All purchase amounts received by the Investment Company prior to 4:00 pm Eastern Time will be considered received that day. All purchase amounts received after 4:00 pm Eastern Time will be considered received on the next business day. The purchase price for a Fund's shares will be the net asset value of the Fund next determined following receipt by the Fund of the purchase amount in its account at State Street (normally as of the close of business that day).

Wire transfers of Federal funds may be made on any day on which the Investment Company, Federal Reserve Bank of New York, State Street and The Chase Manhattan Bank, N.A. (the custodian for the Investment Company) are open for business. It is currently anticipated that wire transfers will not be available on Saturdays and Sundays, and the holidays of Martin Luther King, Jr.'s Birthday, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, Christmas Day and New Year's Day.

All purchases must be made by wire transfer of Federal funds to the account specified below, accompanied by the identifying information noted below. Your bank may charge you a fee for the wire transfer. You may contact the Investment Company be telephone at 1-800-914-8716 between the hours of 9:00 am and 8:00 p.m. Eastern Time, Monday through Friday on any business day, to advise of an anticipated wire transfer. Your bank should wire funds according to these instructions:

    State Street Bank and Trust Company
    Boston, Massachusetts 02101
    ABA #011-000028
    BNF= AC-49097181, Mutual Funds F/B/O Mutual of America
    OBI= Purchaser:  [Name]      Acct. No.: [Shareholder's Tax I.D. Number]
    $    to the All America Fund; $   to the Bond Fund; and/or $   to the
    Money Market Fund

Your funds may be returned to you if the Investment Company does not have sufficient information to insure the correct processing of such funds or if your application has not yet been approved.

                       REDEMPTION AND EXCHANGE OF SHARES

REDEMPTIONS

The redemption price is the net asset value per share next determined after the receipt of proper notice of redemption. See "Additional Information-- Determination of Net Asset Value" below. The minimum amount for any redemption currently is $5,000, and the Investment Company reserves the right to increase or decrease the minimum. Redemption proceeds will be paid by wire transfer of Federal funds to the account specified in the shareholder's initial application or to such other account specified in writing to the Investment Company, in a form acceptable to the Investment Company, by an authorized person of the shareholder.

Payment upon redemption of Fund shares is normally made within seven days of receipt of such request (unless redemption is suspended or payment is delayed as permitted in accordance with SEC regulations). Redemption proceeds for a redemption order received by 4:00 pm Eastern Time on a business day usually will be transmitted on a trade date-plus-one basis, so that proceeds are transmitted on the next business day. Wire transfers for redemptions can be made on the same days as for purchases, described under "Purchase of Shares" above.

Redemption requests must be made in the manner specified below. The Investment Company reserves the right to redeem, upon not less than 30 days' written notice, all shares in a shareholder's Fund account when the aggregate value of the shares is less than $5,000. All redemptions will be paid in cash, except that the Investment

Company reserves the right to redeem shares by the delivery, in whole or in part, of readily marketable securities in lieu of cash when a Fund redemption request by a shareholder totals more than 10% of the net asset value of the Fund.

EXCHANGES

A shareholder may exchange shares of one Fund for shares of another Fund. The minimum amount for an exchange currently is $5,000. Exchange orders are processed at the Funds' net asset values next determined after the exchange order is received. The Investment Company may terminate or modify the terms of the exchange privilege upon 30 days' written notice to shareholders, and the Investment Company may refuse to implement the purchase side of any exchange request that it concludes is based on a market timing or asset allocation strategy if the Investment Company determines such exchange would be disruptive to a Fund. An exchange is taxable as a sale of a security. Exchanges are available only in those states where the shares of the Fund to be purchased are available for sale.

REQUESTS FOR REDEMPTIONS AND EXCHANGES

Redemption and exchange requests may be made by telephone if the shareholder elects this option on its application or an amendment to the application. Requests should be made to the Investment Company at 1-800-914-8716 between the hours of 9:00 am and 8:00 pm Eastern Time, Monday through Friday on any business day. Requests received after 4:00 pm Eastern Time will be considered received the next business day.

Neither the Investment Company nor the Transfer Agent will be liable for any loss, damage or other expense resulting from any telephone exchange effected upon instructions reasonably believed to be genuine or for the inability of a shareholder to make a telephone request on any particular day. The Investment Company has instituted procedures it believes are reasonably designed to insure that redemption and exchange instructions are genuine, and it could be liable for losses caused by unauthorized or fraudulent instructions if those procedures are not followed. Procedures include verification of the shareholder's name, the personal identification number ("PIN") assigned by the Investment Company to the authorized person calling for the account, and the shareholder's account number (normally the tax identification number). Telephone exchange requests are recorded.

The Investment Company reserves the right to add to or modify its procedures in the future. If a shareholder for any reason on a particular day is unable to make a telephone request to the Investment Company, the shareholder may follow the procedure for written requests described below.

Redemption and exchange requests also may be made in writing and must specify the account name and number and the dollar amount or number of shares to be redeemed, and must set forth all necessary signatures. Written requests may be sent by first class mail to the Investment Company at 320 Park Avenue, New York, New York 10022, Attn: Mutual of America Institutional Funds, Inc.

The Investment Company may request signature guarantees for any redemption request that specifies the wiring of redemption proceeds to a shareholder account other than the account specified in the shareholder's application as amended.

AUTHORIZED PERSONS

Only authorized persons of a shareholder may make redemption or exchange requests to the Investment Company on behalf of the shareholder. Authorized officers or agents of a prospective purchaser of Fund shares must be specified in the application and any appropriate resolution completed and certified, as set forth in the application. The list of authorized persons may be amended only by written notice received by the Investment Company from the shareholder, certified by the corporate secretary or otherwise in a form acceptable to the Investment Company.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividend distributions will be declared semi-annually in the case of net investment income and annually in the case of net realized short or long-term capital gains. Dividend distributions will be automatically reinvested in full or fractional shares of the Fund to which they relate unless the shareholder elects on its application or an amendment to the application to have dividend distributions paid to it in cash or, in the case of the All America Fund and the Bond Fund, applied to purchase shares of the Money Market Fund (in which case the $5,000 minimum is waived). Cash dividend distributions will be paid by wire transfer of Federal funds. Payment of dividends normally will be made on the first business day of the following month at the net asset value as of the last business day of the month in which the dividend distribution is declared. Dividends and other distributions are taxable to a Fund's shareholders even though they are reinvested in additional shares of the Fund.

The Investment Company has elected the special tax treatment afforded a "regulated investment company" under certain provisions of the Internal Revenue Code (the "Code"). If it so qualifies, the Investment Company will not be subject to Federal income tax on that part of its ordinary income and net realized capital gains which it distributes to shareholders, thereby avoiding any Federal income tax liability on the distributed amounts. Since the Investment Company has more than one Fund, each Fund will be treated as a separate corporation for Federal income tax purposes. Therefore, the investments and results of each Fund must qualify independently. Although the Investment Company intends to operate each Fund so that it will have no Federal income tax liability, if any such liability is nevertheless incurred, the investment performance of that Fund will be adversely affected.

Section 4982 of the Code imposes an excise tax of 4% on each regulated investment company which does not make a "required distribution" to shareholders of 98% of its ordinary income for each calendar year and 98% of its capital gain income for the one year period ending October 31 of each year. The Investment Company intends to make the "required distributions" and to thereby avoid the excise tax. If a Fund were to distribute less than the required amount, then the 4% excise tax would apply to the deficiency.

For dividend purposes, the net investment income of each Fund will consist of dividends received, interest accrued and certain other income received by such Fund, plus or minus any amortized discount or premium, less the estimated expenses of such Fund. To qualify for treatment as a regulated investment company, a Fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, gains from the sale or other disposition of stock or securities, including foreign securities, and other income derived with respect to the business of investing in stock or securities. In addition, a Fund must derive less than 30% of its gross income in each taxable year from the disposition of options, futures and forward contracts or financial investments and foreign currencies, as well as stocks and securities, in each case held for less than three months. For purposes of these tests, gross income is determined without regard to losses from the sale or other disposition of stock or securities.

The Investment Company intends to distribute all net realized long and short-term capital gains, if any, to the shareholders of the Fund or Funds to which such gains are attributable. Realized capital gains and losses of each

Fund are computed separately for the purpose of determining capital gain distributions. The net capital gain of one Fund will not be reduced by any net capital losses incurred by any other Fund. Each Fund which has a net capital gain will be entitled to distribute the full amount of that capital gain as a capital gain distribution. Each Fund which has a net capital loss will be entitled to a carryover of that loss which it can apply against its capital gains in future years.

SHAREHOLDER TAXATION: Each investor should consult its own tax adviser as to the tax consequences of an investment in Fund shares. "Additional Discussion of Dividends, Distributions and Taxes" in the Statement of Additional Information contains further information that may be applicable to certain investors.

Dividends paid by a Fund out of its ordinary income and distributions of a Fund's net realized short-term capital gains (jointly, the "ordinary income dividends") are taxable to its shareholders as ordinary income. Distributions made from a Fund's net realized long-term capital gains, including long-term gains from certain transactions in futures and options, (the "capital gain dividends") are taxable to the Fund's shareholders as long-term capital gain.

A potential investor in a Fund should consider the impact of dividends or capital gains distributions which are expected to be declared in the near future or have been declared but not yet paid. It is anticipated that a portion of the dividends paid by the All America Fund, but not the Bond Fund, will qualify for the dividends-received deduction available to corporations.

SHAREHOLDER WITHHOLDING AND REPORTING: The Investment Company may be required to withhold for Federal income tax ("back-up withholding") from distributions made and the proceeds of redemptions to shareholders who have not provided a correct taxpayer identification number or made required certifications, or when the Investment Company or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to back-up withholding. Corporate shareholders and certain other entities named in the Internal Revenue Code are exempt from back-up withholding under certain circumstances. Any amount withheld by the Investment Company may be credited against the U.S. federal income tax liability of the shareholder.

Ordinary income dividends paid by a Fund to a shareholder that is a nonresident alien or a foreign entity will be subject to a 30% U.S. withholding tax applicable to foreign persons, unless a reduced rate of withholding or a withholding exemption is provided under applicable law or an applicable tax convention between the United States and a particular foreign country. Foreign shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

The Investment Company will provide annual reports to shareholders of the Federal income tax status of distributions made by the Funds invested in by the shareholders. Distributions also may be subject to state and local taxes. Each shareholder should consult its own tax adviser regarding the Federal, state and local tax consequences of the ownership and sale of Fund shares.

                            ADDITIONAL INFORMATION

DETERMINATION OF NET ASSET VALUE: The net asset value of each Fund (i.e., the sum of the value of the securities held by that Fund plus any cash or other assets including interest and dividends accrued minus all liabilities including accrued expenses) is determined once daily by the Adviser immediately after the declaration of dividends, if any, and is determined as of the time of the close of the regular trading session on the New York Stock Exchange (currently 4:00 pm Eastern Time) on each day during which such Exchange is open for trading.

The net asset value per share of a Fund is determined by dividing the Fund's net asset value by the number of Fund shares outstanding.

The value of the assets held in the Investment Company will be determined in the following manner. Investments for which market quotations are readily available are valued at the market value of such investments (except that, as discussed below, money market securities with a remaining maturity of 60 days or less may be valued at amortized cost). An equity security will be valued at the last sale price for such security on the principal exchange on which such security is traded, or at the last bid price on the principal exchange on which such security is traded if such bid price is of a more recent day than the last sale price. For any equity security not traded on an exchange but traded in the over-the-counter market, the value will be the last sale price, or if no sale, at the latest bid price available. Securities which are primarily traded on foreign securities exchanges generally are valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Debt securities will be valued at a composite fair market value, "evaluated bid," which may be the last sale price, by a valuation service selected by the Adviser. Portfolio securities or assets for which market quotations are not readily available will be valued at fair value as determined in good faith by the Adviser under the direction of the Board of Directors of the Investment Company.

Money market securities held by the Investment Company with a remaining maturity of 60 days or less will be valued on an amortized cost basis, which approximates market value; provided, however, that if the value determined under the amortized cost method is materially different from the actual market value, then even such short-term money market securities will be valued at market value. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of securities initially purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter the Investment Company assumes a constant proportionate amortization in value until maturity of any discount or premium. For purposes of this method of valuation, the maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted.

Portfolio investments underlying options are valued as described above. Stock options written by a Fund are valued at the mean of the last bid and asked price on the principal exchange where the option is traded, as of the close of trading on that exchange. The Fund's net value will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the value, as determined above, of the option on the exchange where traded.

When a Fund writes a call option, the amount of the premium is included in the Fund's assets and an amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. For example, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the Fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from a Fund's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Futures contracts, and options thereon, which are traded on commodities exchanges, are valued at their official settlement price as of the close of such commodities exchanges.

PERFORMANCE INFORMATION: Each Fund may include total return information, and the Bond Fund may include its yield and the Money Market its current yield, in advertisements or reports to shareholders. Average total return will be stated in terms of average annual compounded rate of return on a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund) and will reflect the deduction of a proportional share of Investment Company expenses, on an annual basis, and the assumption that all dividends and distributions are reinvested when paid. Total return may be stated in terms of the cumulative value of an investment in a Fund over the period. Yield will be based on the investment income per share during a particular 30 day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the net asset value per share on the last day of the period. Current yield will refer to the annualized net investment income (without reinvestment of income) generated by the Money Market Fund over a specified seven day period. See the Investment Company's Statement of Additional Information for a description of methods used to calculate total return and yield for the Funds.

DESCRIPTION OF THE INVESTMENT COMPANY'S SHARES: The authorized capital stock of the Investment Company consists of one billion shares of common stock, $.01 par value per share. The Investment Company does not issue certificates for Fund shares purchased. The shares of common stock of the Investment Company currently are divided into three classes of common stock: All America Fund, Bond Fund and Money Market Fund. The Investment Company may establish additional Funds and may allocate its shares either to such new classes or to one or more of the existing classes. As of the date of this Prospectus, substantially all of the outstanding shares of the Funds were owned by Mutual of America Life Insurance Company, the indirect parent corporation of the Adviser, which made the initial investment for the Investment Company's operations.

All shares of common stock, of whatever class, are entitled to one vote, and the votes of all classes are cast on an aggregate basis, except on matters where the interests of the Funds differ. In such a case, the voting is on a Fund-by-Fund basis. Approval or disapproval by the shareholders of one Fund on such a matter would not generally be a prerequisite of approval or disapproval in another Fund. Shareholders in a Fund not affected by a matter generally would not be entitled to vote on that matter. Examples of matters which would require a Fund- by-Fund vote are changes in the fundamental investment policy of a particular Fund and approval of the Investment Advisory Agreement for the Fund. The Investment Company is not required to hold annual meetings. It will call a special meeting of shareholders when a meeting is requested by shareholders holding at least 25% of the outstanding shares of the Investment Company entitled to vote at the meeting except that a meeting to remove one or more directors shall be called when requested by 10% of the outstanding shares of the Investment Company entitled to vote at the meeting.

The shares of each Fund, when issued, will be fully paid and nonassessable and will have no preference, preemptive, conversion, exchange or similar rights. Shares do not have cumulative voting rights. Each issued and outstanding share in a Fund is entitled to participate equally in dividends and distributions declared by such Fund and, upon liquidation or dissolution, in the net assets of such Fund remaining after satisfaction of outstanding liabilities. Accrued liabilities which are not allocable to one or more Funds will generally be allocated among the Funds in proportion to their relative net assets. In the unlikely event that any Fund incurred liabilities in excess of its assets, each other Fund could be liable for such excess.

DISTRIBUTOR: Mutual of America Securities Corporation, 320 Park Avenue, New York, New York 10022 (the "Distributor"), an indirect, wholly-owned subsidiary of Mutual of America Life, serves as the principal underwriter and distributor of Fund shares. The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Under the Distribution Agreement between the Distributor and the Investment Company, the Distributor serves without compensation and is not obligated to distribute any specific amount of Fund shares. Registered representatives of the Distributor, located in 36 field offices throughout the United States, participate in the distribution of shares of the Funds.

INDEPENDENT AUDITOR: Arthur Andersen LLP, Certified Public Accountants, have been selected as the independent auditor of the Investment Company for its fiscal year ending December 31, 1997. Arthur Andersen LLP also acts as the independent auditor of the Adviser.

CUSTODIAN: The Chase Manhattan Bank, N.A., New York, New York, acts as Custodian of the Investment Company's assets.

LEGAL COUNSEL: Graham & James LLP, New York, New York, is counsel for the Investment Company.

REPORTS TO SHAREHOLDERS: The fiscal year of the Investment Company ends on December 31 of each year. The Investment Company will send to its shareholders at least semiannually reports showing the Funds' portfolio securities and other information. An annual report containing financial statements, audited by independent certified public accountants, will be sent to shareholders each year.

INQUIRIES: All inquiries pertaining to the Investment Company's shares should be made in writing to Mutual of America Institutional Funds, Inc., 320 Park Avenue, New York, New York 10022 or to a registered representative of Mutual of America Securities Corporation at any one of its offices.

ADDITIONAL INFORMATION AVAILABLE: This Prospectus does not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and the 1940 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Statement of Additional Information, incorporated by reference into this Prospectus, may be obtained without charge as provided on the cover page of this Prospectus. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

S&P 500 INDEX: The Indexed Assets of the All America Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of shares of the All America Fund or any member of the public regarding the advisability of investing in securities generally or in the Indexed Assets particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Investment Company is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Indexed Assets. S&P has no obligation to take the needs of the Indexed Assets or the owners of shares of the All America Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and does not participate in the calculation of the net asset value of the Indexed Assets, nor is S&P a distributor of shares of the All America Fund, and S&P has no obligation or liability in connection with the administration, marketing or trading of the All America Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE INDEXED ASSETS, OWNERS OF SHARES OF THE ALL AMERICA FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Mutual of America
Institutional
Funds, Inc.

All America Fund

Bond Fund

Money Market Fund

Distributed by:
Mutual of America Securities Corporation
320 Park Avenue
New York, NY 10022-6839

 ................................................

Investment Adviser
Mutual of America Capital Management Corporation

Transfer and Shareholder Services Agent
State Street Bank and Trust Company

Investment Accounting Agent
Mutual of America Capital Management Corporation

Independent Accountants
Arthur Andersen LLP

Custodian
The Chase Manhattan Bank, N.A.                                         [GRAPHIC]